FORM 8-K  1
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  December 3, 2001
                                            ------------------------------------

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
--------------------------------------------------------------------------------

         WYOMING                      0-29651                 06-15763-91
----------------------------       -------------         -----------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation               File Number)           Identification No.)

    70 ESSEX STREET, MYSTIC, CONNECTICUT                         06355
------------------------------------------------         -----------------------
   (Address of principal executive offices)                    (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                                                     FORM 8-K  2
--------------------------------------------------------------------------------


ITEM 5.  OTHER  EVENTS AND REGULATION FD DISCLOSURE.

On December 3, 2001 the Registrant announced that Phenomedia AG (www.phenomedia-usa.com), a leading company in the interactive entertainment
 ----------------------
market,  has  signed a contract with USVO (OTCBB: USVO; CDNX: US; BSE/Frankfurt:
USF  www.usvo.com)  to  stream  four promotional videos showing footage from the
     ------------
up-coming New Line Cinema hit film The Lord of the Rings.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


Exhibit  99.1     News Release dated  December 3, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             USA VIDEO INTERACTIVE CORP.


Date:  December 3, 2001                 By:  /s/  Anton J. Drescher
      ---------------------                  ----------------------------------
                                             ANTON J. DRESCHER,
                                             CORPORATE SECRETARY

                                                                     FORM 8-K  3
--------------------------------------------------------------------------------
USV
USA Video Interactive Corp.



MYSTIC,  CONNECTICUT, DECEMBER 3, 2001 - Phenomedia AG (www.phenomedia-usa.com),
                                                        ----------------------
a leading company in the interactive entertainment market, has signed a contract with USVO (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF www.usvo.com) to stream
                                                         ------------
four promotional videos showing footage from the up-coming New Line Cinema hit film THE LORD OF THE RINGS.

These promotional clips will be accessible online in conjunction with a collection of interactive games developed by Phenomedia AG as part of a European marketing campaign.

Phenomedia AG is the creator of web-based games that have attracted wide audiences of Internet users. Previous Phenomedia AG successes in this arena include the on-line game Moorhen, which attracted more than 250,000 simultaneous players for an Internet tournament it promoted and hosted.

"We're glad to see our relationship with Phenomedia AG expand into new territory with this deployment," said Daniel E. Kinnaman, USVO's Senior Vice President of Sales and Marketing. "Our suite of StreamHQ(TM) solutions are designed to support a wide range of rich media initiatives, and our premium encoding services ensure the quality of movie trailers and other important video content distributed via the Internet."

ABOUT  PHENOMEDIA
Phenomedia of Bochum, Germany creates entertainment content for interactive television, the Internet, and mobile device platforms. Phenomedia has been strengthening its role as a key supplier in the dynamically growing market of interactive entertainment through investments and acquisitions in Germany and abroad, and was the first publicly traded entertainment software company on the Neuer Exchange (symbol: PNM). Phenomedia also created the Moorhen online games championships, which have attracted hundreds of thousands of players from throughout Europe. The championship solidified Phenomedia's role in designing extremely entertaining games as highly effective promotional tools. Phenomedia recently co-founded MobileScopeAG in Dusseldorf to develop software - and game software in particular - for mobile devices. Some of Phenomedia's other clients include Deutsche Telekom, Mercedes-Benz, Panasonic, Sony Music Publishing, and RTL New Media. For more information, visit www.phenomedia-usa.com or contact
                                               ----------------------
Miguel  Oliveira  415-8240860,  info@phenomedia-usa.com.
                                -----------------------

ABOUT  USA  VIDEO  INTERACTIVE  (USVO)
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added content delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of the available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality content delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. StreamHQ(TM) encompasses a range of end-to-end services from source to viewing, including content production, content encoding, asset management and protection,

                                                                     FORM 8-K  4
--------------------------------------------------------------------------------

media and application hosting, multi-mode content distribution, and transaction data capture and reporting. USVO has created Zmail, which uses StreamHQ(TM) to deliver rich media emails for advertising, marketing, corporate communications, and customer service applications. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
       ------------

USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT 06355; (800) 625-2200; (860) 572-1560. Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock
Exchange: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
               -------------

This press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.